                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1998-2


     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-2 Supplement dated as of September 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of August 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A)       Information regarding distribution in respect of the Class A
         Certificates per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect of Class A
         Certificates, per $1,000 original certificate principal amount               4.58
                                                                                ----------

         (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
         certificate principal amount                                                 4.58
                                                                                ----------

         (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
         certificate principal amount                                                 0.00
                                                                                ----------

B)       Class A Investor Charge Offs and Reimbursement of Charge Offs

         (1) The amount of Class A Investor Charge Offs                               0.00
                                                                                ----------

         (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
         above, per $1,000 original certificate principal amount                      0.00
                                                                                ----------

         (3) The total amount reimbursed in respect of Class A Investor Charge
         Offs                                                                         0.00
                                                                                ----------

         (4) The amount set forth in paragraph 3 above, per $1,000 original
         certificate principal amount                                                 0.00
                                                                                ----------

         (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after
         giving effect to all transactions on such Distribution Date                  0.00
                                                                                ----------

C)       Information regarding distributions in respect of the Class B
         Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect of Class B
         Certificates, per $1,000 original certificate principal amount               4.72
                                                                                ----------

         (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
         certificate principal amount                                                 4.72
                                                                                ----------

         (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
         certificate principal amount                                                 0.00
                                                                                ----------

D)       Amount of reductions in Class B Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition of Class B Invested Amount

         (1) The amount of reductions in Class B Invested Amount pursuant to
         clauses (c), (d), and (e) of the definition of Class B Invested Amount       0.00
                                                                                ----------

         (2) The amount of reductions in the Class B Invested Amount set forth
         in paragraph 1 above, per $1,000 original certificate principal amount       0.00
                                                                                ----------

         (3) The total amount reimbursed in respect of such reductions in the
         Class B Invested Amount                                                      0.00
                                                                                ----------

         (4) The amount set forth in paragraph 3 above, per $1,000 original
         certificate principal amount                                                 0.00
                                                                                ----------

         (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after
         giving effect to all transactions on such Distribution Date                  0.00
                                                                                ----------

E)       Information regarding distributions in respect of the Class C
         Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect of Class C
         Certificates, per $1,000 original certificate principal amount               5.13
                                                                                ----------

         (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000 original
         certificate principal amount                                                 5.13
                                                                                ----------

         (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000 original
         certificate principal amount                                                 0.00
                                                                                ----------

F)       Amount of reductions in Class C Invested Amount pursuant to clauses
         (c), (d), and (e) of the definition of Class C Invested Amount

         (1) The amount of reductions in Class C Invested Amount pursuant to
         clauses (c), (d), and (e) of the definition of Class C Invested Amount       0.00
                                                                                ----------

         (2) The amount of reductions in the Class C Invested Amount set forth
         in paragraph 1 above, per $1,000 original certificate principal amount       0.00
                                                                                ----------

         (3) The total amount reimbursed in respect of such reductions in the
         Class C Invested Amount                                                      0.00
                                                                                ----------

         (4) The amount set forth in paragraph 3 above, per $1,000 original
         certificate principal amount                                                 0.00
                                                                                ----------

         (5) The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after
         giving effect to all transactions on such Distribution Date                  0.00
                                                                                ----------

                Green Tree Financial Corporation, as Servicer

                By: /s/ Timothy R. Jacobson
                    -------------------------------------------
                    Name:  Timothy R. Jacobson
                    Title: Vice President and Assistant Treasurer


RECEIVABLES  ---

Beginning of the Month Principal Receivables:                          2,029,692,699.87
Removed Principal Receivables:                                                     0.00
Additional Principal Receivables:                                                  0.00
End of the Month Principal Receivables:                                2,079,283,791.34
End of the Month Total Receivables:                                    2,079,283,791.34

Excess Funding Account Balance                                          $107,563,217.53
Aggregate Invested Amount (all Master Trust Series)                    1,866,300,000.00

End of the Month Transferor Amount                                        22,533,756.72

DELINQUENCIES AND LOSSES ---

                                                                       RECEIVABLES

End of the Month Delinquencies:

   30-60 Days Delinquent                                                   1,845,173.77
   61-90 Days Delinquent                                                     815,056.18
   90+ Days Delinquent                                                     1,582,288.47

   Total 30+ Days Delinquent                                               4,242,518.42


Defaulted Accounts During the Month                                           29,820.44

INVESTED AMOUNTS ---

Class A Initial Invested Amount                       440,000,000.00
Class B Initial Invested Amount                        22,500,000.00
Class C Initial Invested Amount                        21,250,000.00
Class D Initial Invested Amount                        16,250,000.00
INITIAL INVESTED AMOUNT                                                  500,000,000.00

Class A Invested Amount                               440,000,000.00
Class B Invested Amount                                22,500,000.00
Class C Invested Amount                                21,250,000.00
Class D Invested Amount                                16,250,000.00
INVESTED AMOUNT                                                          500,000,000.00

Class A Adjusted Invested Amount                      440,000,000.00
Class B Adjusted Invested Amount                       22,500,000.00
Class C Invested Amount                                21,250,000.00
Class D Invested Amount                                79,593,918.05
ADJUSTED INVESTED AMOUNT                                                 563,343,918.05

MONTHLY SERVICING FEE                                                        938,906.53

INVESTOR DEFAULT AMOUNT                                                        8,009.20

SERIES 1998-2 INFORMATION

SERIES 1998-2 ALLOCATION PERCENTAGE                                               26.79%
SERIES 1998-2 ALLOCABLE FINANCE CHARGE                                     3,917,479.18
SERIES 1998-2 UNREIMBURSED CHARGE-OFFS                                             0.00
SERIES 1998-2 ALLOCABLE DEFAULTED AMOUNT                                       7,989.19
SERIES 1998-2 MONTHLY FEES                                                   938,906.53
SERIES 1998-2 ALLOCABLE PRINCIPAL COLLECTIONS                            134,243,586.31
SERIES 1998-2 REQUIRED TRANSFEROR AMOUNT                                  22,533,756.72


FLOATING ALLOCATION PERCENTAGE                                                    27.76%

INVESTOR FINANCE CHARGE COLLECTIONS                                        3,982,209.55
INVESTOR DEFAULT AMOUNT                                                        8,009.20
PRINCIPAL ALLOCATION PERCENTAGE                                                   27.76%
AVAILABLE PRINCIPAL COLLECTIONS                                          135,990,953.68

CLASS A FLOATING ALLOCATION                                                       21.68%
CLASS A REQUIRED AMOUNT                                                            0.00

CLASS B FLOATING ALLOCATION                                                        1.11%
CLASS B REQUIRED AMOUNT                                                            0.00

CLASS C FLOATING ALLOCATION                                                        1.05%
CLASS D FLOATING ALLOCATION                                                        3.92%

TOTAL EXCESS SPREAD                                                        1,747,039.04

YIELD AND BASE RATE---

Base Rate (Current Month)                                      7.37%
Base Rate (Prior Month)                                        7.29%
Base Rate (Two Months Ago)                                     7.08%
THREE MONTH AVERAGE BASE RATE                                                      7.25%

Series Adjusted Portfolio Yield (Current Month)                8.47%
Series Adjusted Portfolio Yield (Prior Month)                  8.74%
Series Adjusted Portfolio Yield (Two Months Ago)               8.93%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                      8.71%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                      21.68%
   Class A Principal Collections                      106,215,790.57

CLASS B PRINCIPAL PERCENTAGE                                                       1.11%
   Class B Principal Collections                        5,431,489.29

CLASS C PRINCIPAL PERCENTAGE                                                       1.05%
   Class C Principal Collections                        5,129,739.89

CLASS D PRINCIPAL PERCENTAGE                                                       3.92%
   Class D Principal Collections                       19,213,933.93

AVAILABLE PRINCIPAL COLLECTIONS                       135,990,953.68

REALLOCATED PRINCIPAL COLLECTIONS                                                 $0.00

SERIES 1998-2 PRINCIPAL SHORTFALL                                                 $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                 $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                 $0.00
Deficit Controlled Accumulation Amount                         $0.00
CONTROLLED DEPOSIT AMOUNT                                                         $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                 $0.00


SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                         $135,998,962.88
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                      $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                      $0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                      $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                           $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                            $0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                            $0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                            $0.00


         Green Tree Financial Corporation, as Servicer

         By: /s/ Timothy R. Jacobson
             -----------------------------------------
             Name:  Timothy R. Jacobson
             Title: Vice President and Assistant Treasurer